Exhibit 99.2

Interface Security Systems Announces Long-Term Strategic Partnership with Family Dollar

Discount retailer selects Interface as Internet Protocol Managed Service Provider across entire retail platform

ST LOUIS, MO (February 25, 2015) - Interface Security Systems Holdings, Inc. (“Interface”), a leading North American provider of Internet Protocol (“IP”) Bundled Managed physical security and secured managed network services, announced today that it has been selected by Family Dollar, Inc. (“Family Dollar”) as its IP Managed Service Provider across its entire retail platform. Family Dollar, a Fortune 300 company, recently completed a major initiative to modernize and refresh critical technology in each of its retail stores. The technology makeover, or Flat Rate Managed Service Project, as it is referred to, was launched in collaboration with Interface in July 2014 and is scheduled for completion by May 2015.

Interface will provide each Family Dollar store with a bundle of IP-based managed services, including secure Internet connections, cellular network backup, Voice over Internet Protocol (“VoIP”) phone services, in-store wireless (“WiFi”), PCI security services, physical alarm systems with failover and video verification integrated with existing video surveillance systems. Interface is actively installing a prefabricated and pretested cabinet that houses key hardware components at each Family Dollar store, simplifying deployment and ongoing maintenance. All IP-based managed services will be continuously monitored from Interface’s secure operations centers to achieve optimum performance and ensure service level commitments.

Family Dollar envisions the consolidation of network, voice and security services onto Interface’s market leading secure managed IP platform as an innovative and cost effective way to consolidate technologies with one provider, or as Interface would say, ‘Simplify to the Power of One.’

“Ultimately, every store will be equipped with a security system enhanced with video verification where there is a DVR system. On the data side we’ve quintupled the guaranteed network download speed. For redundancy each of our stores will now have a 4G cellular backup (Internet connection), and we will also have WiFi to support iPhones and iPads which is a boon to our store and district managers” said Josh Jewett, CIO of Family Dollar. “Finding the right managed service provider was key to the success of the Flat Rate Managed Services Project.”

On top of these major system improvements, Mr. Jewett credits Interface with lowering costs. “We wanted to go VoIP over the data connection and save money by eliminating POTS lines because we were paying for voice and data separately. This also enables automated attendant features that none of the stores had previously.” said Mr. Jewett.

Interface's CEO, Michael Shaw, sees a growing trend among retailers like Family Dollar who are seeking cost effective ways to improve their in-store technology to meet the growing data and security demands of store operations and improve the customer shopping experience. “Our unmatched ability to ‘Simplify to the Power of One’ allows retailers and other multi-location verticals to introduce fully managed and standardized store communications, data, voice, video and security systems on an improved and extremely reliable platform,” said Mr. Shaw, “We streamline management and maintenance overhead at a very competitive fixed rate monthly charge to deliver industry leading value and service from one provider.”

About Interface: Interface is a cloud based managed security services company headquartered in St. Louis, Missouri. Interface manages a broad range of secure, IP-based security solutions for retail, commercial and small business customers as well as remote interactive video surveillance. Interface operates two UL Approved 5-Diamond CSAA Certified Secure Operations Centers and a nationwide service delivery infrastructure. Interface is a portfolio company of SunTx Capital Partners. For more information on Interface, visit www.interfacesystems.com.

About Family Dollar: For more than 54 years, Family Dollar has been providing value and convenience to customers in easy-to-shop neighborhood locations. Family Dollar’s mix of name brands and quality, private brand merchandise appeals to shoppers in more than 8,000 stores in rural and urban settings across 46 states. Helping families save on the items they need with everyday low prices creates a strong bond with customers, who often refer to their neighborhood store as “my Family Dollar.” Headquartered in Matthews, North Carolina, just outside of Charlotte, Family Dollar is a Fortune 300, publicly held company with common stock traded on the New York Stock Exchange under the symbol FDO. For more information, please visit www.familydollar.com.

About SunTx Capital Partners: SunTx Capital Partners, LP (SunTx), is a Dallas, TX based private equity firm that invests in middle market manufacturing, distribution and service companies. SunTx specializes in supporting talented management teams in industries where SunTx can apply its operational experience and financial expertise to build leading middle-market companies with operations typically in the Sun Belt region of the United States. SunTx was founded in 2001 and currently has over $600 million assets under management. The capital committed by SunTx comes from the principals of SunTx as well as from institutional investors, including leading university endowments and corporate and public pension funds. More information about SunTx can be found at www.suntx.com.

Cautionary Statement Regarding Forward Looking Statements

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, regarding, among other things, our plans, strategies and prospects, both business and financial.  Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations.  Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under "Risk Factors" from time to time in our filings with the Securities and Exchange Commission (“SEC”).  Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “estimates,” “expects,” “anticipates,” “projects,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “would,” “should,” and "potential", among others.  Important factors that could cause actual results to differ materially from the forward-looking statements we make in this press release attached hereto are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

•	our ability to compete effectively in a highly‑competitive industry;

•	catastrophic events that may disrupt our business;

•	our ability to retain customers;

•	concentration of recurring monthly revenue in a few top customers and concentration of our business in certain markets;

•	our ability to manage relationships with third‑party providers, including telecommunication providers and broadband service providers;

•	our inability to maintain compliance with various covenants under our revolving credit facility to borrow funds;

•
restrictions in the indenture governing the 12.50% / 14.50% Senior Contingent Cash Pay Notes issued by Interface Master Holdings, Inc. on our ability to incur additional funded debt, other than amounts available under our revolving credit facility;

•	our reliance on third party component providers and the risk associated with any failure or interruption in products or services provided by these third parties;

•	our reliance on third party software and service providers;

•	our ability to obtain or maintain necessary governmental licenses and comply with applicable laws and regulations;

•	changes in governmental regulation of communication monitoring;

•
our reliance on network and information systems and other technologies and our ability to manage disruptions caused by cyber-attacks, failure or destruction of our networks, systems, technologies or properties;

•	macroeconomic factors;

•	economic, credit, financial or other risks affecting our customers and their ability to pay us;

•	the uncertainty of our future operating results;

•	our ability to attract, train and retain an effective sales force; and

•	the loss of our senior management.

There may be other factors that may cause our actual results to differ materially from the results referred to in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law.

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Media Contacts:

Jeff Frye Interface Security Systems (866) 934-1952 jeff.frye@interfacesystems.com	Daniel Yunger SunTx Capital Partners Kekst and Company (212) 521-4879 daniel-yunger@kekst.com

Investor Relations Contact:

Heather Helm Interface Security Systems (314) 595-0177 heather.helm@interfacesystems.com